UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2014

Beam Suntory Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9076	13-3295276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

510 Lake Cook Road Deerfield, IL	60015
(Address of Principal Executive Offices)	(Zip Code)

(847) 948-8888

(Registrant’s telephone number, including area code)

Beam Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.

On April 30, 2014, pursuant to the Agreement and Plan of Merger, dated as of January 12, 2014 (as amended as of March 11, 2014, the “Merger Agreement”), by and among Suntory Holdings Limited, a Japanese corporation (“Suntory Holdings”), SUS Merger Sub Limited, a Delaware corporation and a wholly-owned subsidiary of Suntory Holdings (“Sub”), and Beam Inc. (n/k/a Beam Suntory Inc., “Beam”), Sub merged with and into Beam, with Beam continuing as the surviving corporation and a wholly-owned subsidiary of Suntory Holdings (the “Merger”). At the effective time of the Merger (the “Effective Time”), each share (a “Share”) of common stock of Beam issued and outstanding immediately prior to the Effective Time (other than Shares that, as of the Effective Time, were held in the treasury of Beam or were owned of record by any wholly-owned subsidiary of Beam, Suntory Holdings or any wholly-owned subsidiary of Suntory Holdings), converted into the right to receive $83.50 in cash, without interest (the “Merger Consideration”).

Item 1.01	Entry into a Material Definitive Agreement.

Following the Effective Time, as required by the terms of the credit facility agreement, dated as of February 27, 2014 (the “Suntory Credit Agreement”), between Suntory Holdings, as borrower, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as lender (the “Lender”), Beam entered into a guarantee dated April 30, 2014 (the “Guarantee”) for the benefit of the Lender and pursuant to which Beam became a “Guarantor” under the Suntory Credit Agreement in respect of the payment obligations of Suntory Holdings thereunder. A copy of the Guarantee is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On April 30, 2014, following the Effective Time, Beam, Suntory Holdings and The Bank of New York Mellon entered into (i) a supplemental indenture (the “Fourth Supplemental Debenture Indenture”) to make certain amendments to the indenture dated as of July 15, 1988, as amended by the supplemental indentures, dated as of November 14, 1990, September 1, 1991 and May 28, 1997 (as amended, the “Debenture Indenture”), between Beam (f/k/a American Brands, Inc.) and The Bank of New York Mellon (as successor to The Chase Manhattan Bank, the “Trustee”) (f/k/a Chemical Bank, which was a successor by merger to Manufacturers Hanover Trust Company) and (ii) a supplemental indenture (the “First Supplemental Note Indenture”) to make certain amendments to the indenture, dated as of April 15, 1999 between Beam (f/k/a Fortune Brands, Inc.) and the Trustee (the “Note Indenture” and together with the Debenture Indenture, the “Indentures”). The Fourth Supplemental Debenture Indenture and the First Supplemental Note Indenture contain a guarantee provided by Suntory Holdings in respect of the payment obligations of Beam under the Indentures and the debt securities issued thereunder. Copies of the Fourth Supplemental Debenture Indenture and the First Supplemental Note Indenture are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

In anticipation of the Merger, effective as of April 30, 2014, Beam terminated all of the Revolving Commitments (as defined in the Credit Agreement (as defined below)), under the Credit Agreement dated as of December 14, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Beam, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 (with respect to the Guarantee, the Fourth Supplemental Debenture Indenture and the First Supplemental Note Indenture) of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

At the Effective Time, each Share (other than Shares that, as of the Effective Time, were held in the treasury of Beam or were owned of record by any wholly-owned subsidiary of Beam, Suntory Holdings or any wholly-owned subsidiary of Suntory Holdings), was automatically canceled and converted into the right to receive the Merger Consideration.

As a result of the Merger, all outstanding options and restricted stock units (“RSUs”) outstanding under Beam’s equity plans that were granted prior to the date of the Merger Agreement fully vested, all outstanding performance share awards granted prior to such date vested on a prorated basis, with performance deemed to have been achieved at the target level, and the forfeiture or other restrictions (if any) with respect to such vested options, RSUs and performance share awards lapsed. In addition, as a result of the Merger:

•	each vested option was canceled in exchange for the right to receive an amount in cash equal to the excess, if any, of the Merger Consideration over the per Share exercise price for such option;

•	each restricted stock unit award was canceled in exchange for the right to receive an amount in cash equal to the sum of (1) the product of (a) the Merger Consideration multiplied by (b) the vested portion of the number of RSUs subject to the restricted stock unit award and (2) all dividend equivalents accrued with respect to such vested RSUs to the extent such dividend equivalents were required by the applicable award agreement;

•	each deferred stock unit award was canceled in exchange for the right to receive an amount in cash equal to the sum of (1) the product of (a) the Merger Consideration multiplied by (b) the number of deferred stock units (“DSUs”) subject to the deferred stock unit award and (2) all dividend equivalents accrued with respect to such DSUs to the extent such dividend equivalents were required by the applicable award agreement; and

•	holders of performance share awards became entitled to receive an amount in cash equal to the sum of (1) the product of (a) the Merger Consideration and (b) the prorated number of performance shares that vested as a result of the Merger, with the applicable performance goals deemed to have been satisfied at 100% of the target level of performance and (2) all dividend equivalents accrued with respect to such vested performance award to the extent such dividend equivalents were required by the applicable award agreement, and all unvested performance shares were forfeited.

At the Effective Time, each holder of a certificate formerly representing Shares or of non-certificated book-entry Shares ceased to have any rights with respect to such Shares, except for the right to receive the Merger Consideration without interest upon surrender thereof.

The information set forth in Item 1.01 (with respect to the Guarantee, the Fourth Supplemental Debenture Indenture and the First Supplemental Note Indenture) and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note and in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

The total cash consideration paid by Suntory Holdings for all of the outstanding equity securities of Beam was approximately $14.0 billion in cash, which Suntory Holdings funded through a combination of cash on hand and by drawing down on the Suntory Credit Agreement.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements to Certain Officers

In connection with the Merger, each of the members of the board of directors of Beam (the “Board”), other than Matthew J. Shattock, resigned as a director of Beam and from all committees of the Board on which he or she served, effective as of the Effective Time. In accordance with the terms of the Merger Agreement, the directors of Sub immediately prior to the Effective Time, which consisted of Yasunori Aiba, Yasuhiro Fukuyama, Haruhisa Inada, Robert F. Probst, Kenton R. Rose, Matthew J. Shattock and Shingo Torii, became the directors of Beam effective as of, and immediately following, the Effective Time.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

Upon completion of the Merger, (i) Beam’s Amended and Restated Certificate of Incorporation was amended and restated and (ii) the Bylaws of Sub became the Amended and Restated Bylaws of Beam, each in accordance with the terms of the Merger Agreement.

Copies of the Amended and Restated Certificate of Incorporation of Beam and the Amended and Restated Bylaws of Beam are filed as Exhibits 3.1 and 3.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Immediately following the Effective Time, the Board and sole stockholder of Beam authorized the amendment and restatement of Beam’s Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate of Incorporation”) to change its name to Beam Suntory Inc. A copy of the Second Amended and Restated Certificate of Incorporation is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of January 12, 2014, by and among Suntory Holdings Limited, SUS Merger Sub Limited and Beam Inc. (n/k/a Beam Suntory Inc.) (incorporated by reference to Exhibit 2.1 to Beam’s Current Report on Form 8-K filed on January 13, 2014, Commission file number 1-9076)

2.2	First Amendment to Agreement and Plan of Merger, dated as of March 11, 2014, by and among Suntory Holdings Limited, SUS Merger Sub Limited and Beam Inc. (n/k/a Beam Suntory Inc.) (incorporated by reference to Exhibit 2.1 to Beam’s Current Report on Form 8-K filed on March 12, 2014, Commission file number 1-9076)

3.1*	Amended and Restated Certificate of Incorporation of Beam Inc. (n/k/a Beam Suntory Inc.), dated April 30, 2014

3.2*	Amended and Restated Certificate of Incorporation of Beam Suntory Inc., dated April 30, 2014

3.3*	Amended and Restated Bylaws of Beam Suntory Inc., effective April 30, 2014

4.1*	Fourth Supplemental Indenture, dated as of April 30, 2014, by and among Beam Suntory Inc. (formerly known as Beam Inc., formerly American Brands, Inc.), Suntory Holdings Limited, and The Bank of New York Mellon, as trustee (as successor to The Chase Manhattan Bank, f/k/a Chemical Bank, which was a successor by merger to Manufacturers Hanover Trust Company)

4.2*	First Supplemental Indenture, dated as of April 30, 2014, by and among Beam Suntory Inc. (formerly known as Beam Inc., formerly Fortune Brands, Inc.), Suntory Holdings Limited, and The Bank of New York Mellon, as trustee (as successor to The Chase Manhattan Bank)

10.1*	Guarantee by Beam Suntory Inc. for the benefit of The Bank of Tokyo-Mitsubishi UFJ, Ltd., dated as of April 30, 2014

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Beam Suntory Inc. (Registrant)

Date: April 30, 2014	By:	/s/ Kenton R. Rose
Kenton R. Rose
Senior Vice President, General Counsel, Chief Administrative Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of January 12, 2014, by and among Suntory Holdings Limited, SUS Merger Sub Limited and Beam Inc. (n/k/a Beam Suntory Inc.) (incorporated by reference to Exhibit 2.1 to Beam’s Current Report on Form 8-K filed on January 13, 2014, Commission file number 1-9076)

2.2	First Amendment to Agreement and Plan of Merger, dated as of March 11, 2014, by and among Suntory Holdings Limited, SUS Merger Sub Limited and Beam Inc. (n/k/a Beam Suntory Inc.) (incorporated by reference to Exhibit 2.1 to Beam’s Current Report on Form 8-K filed on March 12, 2014, Commission file number 1-9076)

3.1*	Amended and Restated Certificate of Incorporation of Beam Inc. (n/k/a Beam Suntory Inc.), dated April 30, 2014

3.2*	Amended and Restated Certificate of Incorporation of Beam Suntory Inc., dated April 30, 2014

3.3*	Amended and Restated Bylaws of Beam Suntory Inc., effective April 30, 2014

4.1*	Fourth Supplemental Indenture, dated as of April 30, 2014, by and among Beam Suntory Inc. (formerly known as Beam Inc., formerly American Brands, Inc.), Suntory Holdings Limited, and The Bank of New York Mellon, as trustee (as successor to The Chase Manhattan Bank, f/k/a Chemical Bank, which was a successor by merger to Manufacturers Hanover Trust Company)

4.2*	First Supplemental Indenture, dated as of April 30, 2014, by and among Beam Suntory Inc. (formerly known as Beam Inc., Fortune Brands, Inc.), Suntory Holdings Limited, and The Bank of New York Mellon, as trustee (as successor to The Chase Manhattan Bank)

10.1*	Guarantee by Beam Suntory Inc. for the benefit of The Bank of Tokyo-Mitsubishi UFJ, Ltd., dated as of April 30, 2014

*	Filed herewith.